UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

898 N. Broadway, Suite 2
Massapequa, New York 11758
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

898 N. Broadway, Suite 2

Massapequa, New York 11758
(Name and address of agent for service)

(844) 986-7676

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

Item 1. Reports to Stockholders.

(a)

Sound Enhanced Fixed Income ETF
Ticker: SDEF

Sound Equity Income ETF
Ticker: SDEI

Annual Report

November 30, 2021

TABLE OF CONTENTS

A Message to Our Shareholders	1
Performance Summaries	6
Portfolio Allocation	8
Schedules of Investments	9
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Expense Examples	28
Statement Regarding Liquidity Risk Management Program	29
Trustees and Executive Officers	30
Additional Information	32

This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

1

Sound Income ETFs

SHAREHOLDER LETTER

The Sound Enhanced Fixed Income ETF (“SDEF” or the “Fund”)

Dear SDEF Shareholders,

What a year 2021 has been. The global supply chain, financial markets, and the economy are still in a flux with Covid-19 concerns, though many believed these pandemic headwinds would soon be behind us after the November 2020 release of the vaccines. However, more time will be needed to get everything back to normal, or perhaps the “new” normal is a more realistic way of viewing our future.

For those of you that are new investors in our fund, SDEF is an actively-managed portfolio of fixed income and higher yielding income-based securities. The primary goal of the Fund is to generate higher levels of current income with capital appreciation as a secondary focus. As with most value-focused investments, we have the burden of differentiating high yielding securities between being a value investment versus a value trap. Investing only in traditional fixed income securities such as government, agency, corporate, or municipal bonds would leave out many value or “valuable” asset classes such as business development companies (“BDCs”), real estate investment trusts (“REITs”) and preferred securities. Therefore, we have included these non-traditional, income-based asset classes into the Fund’s portfolio. Traditional or “core bond” portfolios are important, however, the currently-low interest rate environment combined with the higher income some of these non-traditional asset classes offer affords us greater diversification and income when we combined the two into a “core-plus” bond portfolio.

During the Fund’s first reporting period ended May 31, 2021, SDEF was up +4.92% versus the Barclays US Bond Aggregate Bond Index’s negative -2.29% return. Since then, SDEF has gained another +1.6% to end the reporting period (12/30/20 -11/30/21) at +6.53% versus the Barclays Bond Aggregate Bond Index’s -1.19%. While U.S. Treasury bonds and agency bonds helped the Barclays Bond Aggregate last year, these heavily-weighted securities hurt this popular benchmark during 2021. Not only did our fixed corporate bond and preferred security positions perform as expected, our BDC and REIT allocations returned better than expected, which contributed greatly to the Fund’s outperformance.

There are many economic macro and micro company-specific factors that play into determining what securities are selected for the Fund, but the material factors that played out during this year were higher inflation due to a broken global supply chain, energy costs, and government stimulus. Increasing expectations for inflation were the main factor for the steepening in the yield curve during the year. The yield curve (interest rates on U.S. Treasury securities from 1 month out to 30 years) became steeper in the belly of the curve (3 year – 7 year) and higher overall on the curve from short-term T-bills to 30-year bonds. Interest rates set the stage for what level of yield or income we can expect from our investments, so as interest rates increase our fixed income investments fall in value and if rates decrease our fixed income investments increase in value.

As investors we want to adjust our required return expectations, so if inflation is expected to go up over time, then we will want a higher level of yield on our investments over time to keep up with inflation. Inflation is one of the largest factors of why we employ the “plus” (BDCs, REITs and preferred securities) in SDEF, which is our “core plus” bond portfolio.

We had low turnover in the Fund’s portfolio during the first year: Gladstone Commercial Corporation was a preferred security that was called, and we used the proceeds to purchase UMH Properties, another preferred security. One of our REIT positions, Columbia Properties Trust, was acquired by PIMCO, which helped push the Columbia Properties position to a +38.2% return for the Fund’s reporting period. We also sold our shares of National Health Investors, which is a Senior Housing and Skilled Nursing facility REIT, and purchased Medical Properties Trust, another healthcare REIT. The reason for this “swap” was due to the continued Covid-19 situations. We believe that Medical Properties Trust will be better positioned to deal with our continued Covid issues versus National Health Investors going forward.

Looking head into 2022, we believe that turnover in the portfolio will pick up as we move along the business cycle and our fiscal and monetary stimulus become more anemic. Earnings guidance will start to change, and investors will start updating their outlook and projections on companies’ bottom lines. While we position our holdings for the long-term when we purchase them, it does not mean that our views will not change as economics, political turmoil, or individual company earnings change.

Going into next year, we believe inflation and interest rate expectations, the supply chain, inventory cycle, GDP growth and renewed Covid-19 shutdowns will be the main macro considerations. We continue to believe that our current bout with high inflation is mostly supply driven and therefore fixable, provided the current administration has the political will to stop mandates and open the economy back up for business, albeit with some low-level safety protocols. We believe fixing the supply chain is an absolute necessity if we want to curb inflation.

2

Sound Income ETFs

Post our reporting date of 11/30/21, the Federal Reserve has announced that they will be tapering their purchases of U.S. Treasuries and Agency debt and should be ending quantitative easing by March 2022. Next, the Federal Reserve plans to increase the Fed Funds rate by three quarter point moves in 2022 and possibly another two or three more increases during 2023. While we do believe the Fed will increase rates next year we question if they will be able to increase by as much as they believe. In any case, we will do our best to position the Fund’s portfolio for an increasing interest rate environment.

Thank you for your continued trust in our team and we look forward to the markets ahead. Wishing you all Happy Holidays!

Eric Lutton, CFA

Chief Investment Officer

Sound Income Strategies

SHAREHOLDER LETTER (Continued)

3

Sound Income ETFs

The Sound Equity Income ETF (“SDEI” or the “Fund”)

Dear Shareholders,

Thank you for choosing to invest in the Sound Equity Income ETF in its inaugural year.

As required by the SEC, we would like to take a moment to recapitulate the Fund’s strategy. Then, we will discuss the stocks and fundamental elements that led to our relatively strong performance this year versus the S&P 500 Total Return Index (“S&P 500”) and the Russell 1000 Value Index (“Russell 1000 Value”).

While we do not regard either index as a representative benchmark for the Fund, on account of the structural differences between SDEI and these much larger indices, we do think they provide useful bases for comparison, in terms of relative yields, returns, and sector performances, as the indices and the Fund focus on large-capitalization, U.S.-listed stocks. Also, the Russell 1000 Value reflects a similar value-oriented investment discipline, albeit without the high yield emphasis, which provides some contrast, as does the S&P 500 with its much heavier tech concentration and growth bias. By looking at the behaviors of the Fund and the two indices, we can get a sense if the investment regime (value versus growth), strategy (high dividend/ short duration) or stock selection led to our relatively good or bad performance.

As described in our mid-year letter, SDEI is a large-cap, value-oriented, U.S.-listed, common stock portfolio, whose key characteristics are that every stock must pay a dividend and the targeted portfolio yield, on a gross basis, must be at least 2.0X that of the S&P 500. The Fund’s portfolio is concentrated, holding 30 to 35 names, with a maximum weight of 6% in any one company. Unlike many other high yielding equity funds, SDEI does not invest in master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), tobacco companies, preferred stocks, or ETFs. It owns common stocks that pay qualified dividends, which are currently taxed at a lower rate than dividends or interest paid by MLPs, REITs, preferred stocks or bonds.

Because high yielding stocks tend to be more mature, with less sales and earnings growth than the average stock in the market, they tend to trade at lower valuation multiples and appreciate less than the market cap weighted S&P 500 does. We seek to offset some or all of this performance drag by selecting companies that typically have a catalyst that could lead to above average income growth or stock price appreciation, such as a recovery from a temporary problem, a new product or management team, a recapitalization, or tightness in its end markets. Because such companies are hard to find, SDEI has a fairly concentrated portfolio. Also, because it generally takes a lot of time for companies to execute on their catalyst / transformations, the Fund should have a much lower turnover than most other funds.

In 2021, we positioned SDEI to benefit from the re-opening of the U.S. and global economies, following the Covid-19 pandemic policy shutdowns that were imposed worldwide. The goal was to find high-yielding stocks that would benefit in a “return-to-normal” economic situation. Accordingly, we over-weighted the Fund’s holdings into the financial, energy and materials sectors, relative to the market, and balanced this tilting with some less-cyclical holdings in healthcare and utilities, including Pfizer, which has been a significant beneficiary of the pandemic, due to its effective and highly desirable vaccine and antiviral programs. We would like to have invested in more consumer cyclical firms, as consumers have built up significant excess savings and pent-up demand in the pandemic, but there simply has not been as many suitable, high-yielding stocks in that sector, as we would have liked.

It is important to note that a portfolio of high yielding stocks has a shorter mathematical duration than a portfolio of average or long duration growth stocks, where most of the value is based on an estimated discounted present value of cash flows projected to come in the future, versus actual current cash flows being paid to investors today, in the form of dividends. Because of this mathematical trait, in periods of rising interest rates, dividend paying value stocks tend to outperform growth stocks and in periods of falling interest rates, long duration growth stocks tend to out-perform their value counterparts.

With strong inflation throughout the year, we were expecting to benefit greatly from rising interest rates, which was the case through the end of May 2021. However, with the resurgence of Covid-19, in the form of the Delta variant, mid-2021, interest rates started falling, and the reopening trade began to stall. This covid stall ebbed and then re-emerged again in November 2021, as the Omicron variant emerged. These shifts, more than any other factor, trimmed our relative and absolute performance, as it sent growth stocks higher, and value stocks lower, or at least flat for most of the remaining year.

Putting these elements altogether, in the period from December 30, 2020 through November 30, 2021, the Fund returned 25.05%, 1.06% above the 23.99% total return of the S&P 500, and 6.71% ahead of the Russell 1000 Value. In our mid-year report, we were 12 to 15% above these two large-cap indices, respectively, but since then, the return of covid-19 and falling interest rates have unwound much of the return to normal, short duration advantages that we enjoyed in the first half of the year. Fortunately, the November 30th mark seems to be a low ebb for the Fund’s relative performance, as in December 2021, we have widened our lead over the benchmarks again. As reported in the Wall Street Journal, with over 85% of active managers trailing the S&P 500 in December 2021, even our small lead paints us in a good light, especially amongst value managers, who are nearly all lagging the S&P 500.

SHAREHOLDER LETTER (Continued)

4

Sound Income ETFs

SDEI’s year-to-date out-performance was driven by the structural advantage of being positioned for a recovery and holding a relatively small number of stocks, which makes it easier for a few stars to lift the Fund’s return, than when hundreds of stocks are held. Of the 24.42% total return, 20.9% came from equity price appreciation and 3.52% came from dividends. The reason why the dividend yield (which on an annualized notional basis was over 4.4% for most of the year) was not a bigger factor was because of the 11 month measurement period. Additionally, fund dilution from the issuance of new shares and management fees will negatively affect shareholder’s actual cash distributions. Still SDEI’s dividend yield was at the top of the equity ETF universe, and nearly 3X that of the S&P 500 all year.

In terms of stock selection, 14 of the 34 (41%) full portfolio names that we held outperformed the S&P 500, while 6 (18%) generated losses. Fortunately, the net contribution of the winners greatly exceeded the drag from the losers, which was helped, for the most part, by their relative size. The biggest winner in year one was Viacom, on which we captured a 150% return, due to fundamental improvements at the company and rumors that it was in negotiation to sell itself. We sold Viacom after it issued shares, which implied that the sale rumor was false. This was followed, by a 68% return in Seagate, which is benefitting from a run on storage, due to increasing cloud storage needs, a 62% return on Oneok, due to rising demand for natural gas liquids and their capacity expansions, a 54% return in HR Block, which successfully navigated through the Covid shutdowns better-than-feared, and a 49% return in Pfizer, which has benefitted more from selling more of its covid drugs than initially expected.

The six dogs were led by Xerox, -16%, which reduced guidance mid-year, as the return-to-work trade was delayed by the resurgence in covid. AT&T netted a negative 12% on the unpopularity of its Discovery merger / breakup plan, which will cause a dividend cut in 2022. However, fundamentally, the company is doing well and the deal makes logical sense. Lockheed Martin, which we sold, netted a 4% loss, after the U.S. abruptly withdrew from Afghanistan, which caused LMT to lose orders and reduce guidance. MSC Industrial, which surged in 2020, lost 3% in the January through November period due to parts shortages that slowed down its customers order rates. Northwestern, the utility lost less than 1% as its deal to acquire low-cost capacity fell through and inflation led its costs to rise faster than its ability to raise rates. Nonetheless, the company is expanding its rate base, so we are optimistic about cost recapture and its future earnings growth. Finally, LyondellBasell lost less than 1% as its forward earnings expectations came down slightly on rising raw materials costs and demand slowdown due to parts shortages in key industries that it serves such as the automotive industry.

Overall, despite the flattening of the yield curve, which dragged most financial stocks down in the second half of fiscal 2021, our financial positions helped us throughout the year, as did our energy names and select technology, consumer, and communications names. Our materials names were significant contributors early in the year, but they faded mid-year, as inflationary concerns rose and GDP expectations fell due to the delta and omicron surges in covid affected volumes and expectations.

Looking ahead, we still expect the return-to-normal trade to reap relatively strong performance for SDEI, because the economy is not yet 100% back to normal. However, these benefits will not likely be as meaningful in 2022 as they were in 2021. For example, we expect Xerox to rise as the return to office census, at just 40% in December, rises above 50% and negotiations with HPQ for a possible combination resume. We expect Hanesbrands to continue to prosper as the resumption in sports and on campus college events drives Champion apparel sales higher, as college and fan apparel are key sales drivers for them. Further, we expect that IBM, having spun off its slower growing sections to focus on the cloud will be a strong stock, as will AT&T, once its reconstitution and new dividend strategy are clear.

We still expect interest rates to rise, as the Fed has signaled that it would cut back on quantitative easing and the dot-plots suggest interest rate hikes in 2022. These actions should re-inflate long rates and perhaps the steepness of the yield curve too (if done carefully) and the net interest margins for our banks and financial companies. If so, this should mean better economic performance for them.

On the dark side, the resurgence of Covid-19 and its slowdown effects, higher interest rates, plus the winding down of Federal stimulus means that US GDP growth will continue to slow in 2022. Softening demand, on top of rising costs, is going to make it difficult for companies to grow their earnings at double digit rates next year, like they did this year. As corporate earnings growth slows and more companies miss estimates than what we have gotten accustomed to, stock price volatility should rise, and the multiples of cyclical and high expectation growth stocks could fall. This condition tends to be relatively favorable for stable dividend paying stocks, but not good on an absolute basis for stocks in general. We still expect stocks to rise in fiscal 2022, but much less than they did in 2020 and 2021.

In light of these anticipated developments, we are actively looking to find companies that meet our yield and value-with-a-catalyst criteria that are also a bit less cyclical, as we do not want our 1.1 beta portfolio to go down more than the market in a pullback. The recent addition of Patterson (Dental and Veterinary care products) to the portfolio is an example of this tilt.

SHAREHOLDER LETTER (Continued)

5

Sound Income ETFs

With an internal yield of 4.5% at the end of November, versus 1.5% for the S&P 500 and a weighted average PE of 10.4 versus 21.8X for the S&P 500, the SDEI portfolio remains attractively priced versus the broader market. So long as the economy continues to grow and our companies continue to participate, we expect the total return to our investors should rise – with a relatively fat dividend along the way.

Thank you again for the trust that you have placed with us in choosing to invest in the Sound Equity Income ETF. We look forward to working with you again in 2022 and beyond.

Happy Holidays, and best regards always,

Eric Beyrich, CFA, CFP

Portfolio Manager, Sound Equity Income ETF

SHAREHOLDER LETTER (Continued)

6

Sound Enhanced Fixed Income ETF

PERFORMANCE SUMMARY (Unaudited)

$12,000
$11,000
$10,000
$9,000
$8,000
12/30/20
12/31/20
1/31/21
2/28/21
3/31/21
4/30/21
5/31/21
6/30/21
7/31/21
8/31/21
9/30/21
10/31/21
11/30/21
Sound Enhanced Fixed Income ETF - NAV
Sound Enhanced Fixed Income ETF - Market
Bloomberg U.S. Universal Bond Index

Total Returns for the period ended November 30, 2021:	Since Inception (12/30/2020)	Ending Values (11/30/2021)
Sound Enhanced Fixed Income ETF - NAV	6.94%	$10,694
Sound Enhanced Fixed Income ETF - Market	7.03%	10,703
Bloomberg U.S. Universal Bond Index	-0.95%	9,905

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2020 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 916-9056. The Fund’s expense ratio is 0.61% (as of the most recently filed prospectus dated December 29, 2020).

7

Sound Equity Income ETF

PERFORMANCE SUMMARY (Unaudited)

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
12/30/20
12/31/20
1/31/21
2/28/21
3/31/21
4/30/21
5/31/21
6/30/21
7/31/21
8/31/21
9/30/21
10/31/21
11/30/21
Sound Equity Income ETF - NAV
Sound Equity Income ETF - Market
S&P 500® Total Return Index

Total Returns for the period ended November 30, 2021:	Since Inception (12/30/2020)	Ending Values (11/30/2021)
Sound Equity Income ETF - NAV	25.05%	$12,505
Sound Equity Income ETF - Market	25.24%	12,524
S&P 500® Total Return Index	23.99%	12,399

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2020 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 916-9056. The Fund’s expense ratio is 0.45% (as of the most recently filed prospectus dated December 29, 2020).

8

Sound Income ETFs

SDEF PORTFOLIO ALLOCATION at November 30, 2021 (Unaudited)

Sector/Security Type	% of Net Assets
Financials	56.2%
Exchange Traded Funds	10.9
Energy	8.2
Utilities	6.8
Communications	4.3
Basic Materials	4.0
Closed-End Funds	3.0
Industrial	2.0
Technology	2.0
Consumer (Cyclical)	1.7
Cash & Cash Equivalents (1)	0.9
Total	100.0%

SDEI PORTFOLIO ALLOCATION at November 30, 2021 (Unaudited)

Sector	% of Net Assets
Financials	19.3%
Consumer (Non-Cyclical)	18.3
Energy	13.2
Technology	12.1
Consumer (Cyclical)	9.9
Communications	9.7
Basic Materials	9.4
Industrial	4.1
Utilities	3.0
Cash & Cash Equivalents (1)	1.0
Total	100.0%

(1)Represents cash, short-term investments and other assets in excess of liabilities.

Sound Enhanced Fixed Income ETF

The accompanying notes are an integral part of these financial statements.	9

Schedule of Investments at November 30, 2021

	Shares	Value
Closed-End Funds — 3.0%
AllianceBernstein Global High Income Fund, Inc.	33,177	$406,418

Total Closed-End Funds
(Cost $407,664)		406,418

Common Stocks — 30.8%

Investment Companies — 14.3%
Ares Capital Corp.	19,501	395,090
Golub Capital BDC, Inc.	23,427	355,388
PennantPark Floating Rate Capital Ltd.	31,071	404,544
Sixth Street Specialty Lending, Inc.	15,653	373,324
WhiteHorse Finance, Inc.	24,259	376,015
		1,904,361
Private Equity — 2.8%
Hercules Capital, Inc.	22,699	373,171

Real Estate Investment Trusts (REITs) — 13.7%
Brandywine Realty Trust	11,154	143,329
Columbia Property Trust, Inc.	9,231	177,235
Global Medical REIT, Inc.	9,958	162,714
Global Net Lease, Inc.	7,619	108,190
Medical Properties Trust, Inc.	5,002	106,492
MGM Growth Properties, LLC - Class A	4,135	151,382
Omega Healthcare Investors, Inc.	3,511	98,097
Plymouth Industrial REIT, Inc.	8,788	261,443
Simon Property Group, Inc.	1,535	234,609
Spirit Realty Capital, Inc.	3,224	143,662
UMH Properties, Inc.	9,518	243,566
		1,830,719
Total Common Stocks
(Cost $4,013,442)		4,108,251

Corporate Bonds — 24.1%

Auto Parts & Equipment — 1.7%
American Axle & Manufacturing, Inc.
5.000%, 10/01/2029	240,000	228,101

Chemicals — 2.0%
Olin Corp.
5.125%, 09/15/2027	259,000	267,302

Computers — 2.0%
Dell, Inc.
6.500%, 04/15/2038	208,000	263,578

Gas — 2.2%
National Fuel Gas Co.
4.750%, 09/01/2028	259,000	287,510

	Shares	Value
Insurance — 2.0%
Radian Group, Inc.
4.875%, 03/15/2027	259,000	$273,088

Iron & Steel — 2.0%
Commercial Metals Co.
5.375%, 07/15/2027	259,000	267,892

Media — 2.0%
AMC Networks, Inc.
4.750%, 08/01/2025	260,000	264,611

Miscellaneous Manufacturers — 2.0%
Trinity Industries, Inc.
4.550%, 10/01/2024	259,000	271,168

Oil & Gas — 4.3%
Apache Corp.
5.100%, 09/01/2040	259,000	281,392
Murphy Oil Corp.
5.875%, 12/01/2027	285,000	290,701
		572,093
Pipelines — 3.9%
EQM Midstream Partners L.P.
5.500%, 07/15/2028	234,000	248,533
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
5.000%, 01/15/2028	259,000	268,083
		516,616
Total Corporate Bonds
(Cost $3,257,610)		3,211,959

Exchange Traded Funds — 10.9%
Invesco Emerging Markets Sovereign Debt ETF	13,546	350,300
iShares 0-5 Year High Yield Corporate Bond ETF	8,580	385,414
iShares J.P. Morgan EM High Yield Bond ETF	8,398	355,571
VanEck Emerging Markets High Yield Bond ETF	16,329	363,157

Total Exchange Traded Funds
(Cost $1,528,979)		1,454,442

Preferred Stocks — 30.3%

Banks — 14.0%
Associated Banc-Corp
5.625% 9/15/25 (1)	11,310	301,412
Bank of America Corp.
5.375% 6/25/24 (1)	11,908	311,394
JPMorgan Chase & Co.
6.000% 3/1/24 (1)	11,414	307,836

Sound Enhanced Fixed Income ETF

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at November 30, 2021 (Continued)

	Shares	Value
Preferred Stocks — 30.3% (Continued)

Banks — 14.0% (Continued)
Morgan Stanley
4.875% 1/15/25 (1)	12,247	$316,585
Truist Financial Corp.
5.250% 6/1/25 (1)	11,701	317,331
Wells Fargo & Co.
4.700% 12/15/25 (1)	12,455	317,353
		1,871,911
Diversified Financial Services — 2.4%
Capital One Financial Corp.
4.800% 6/1/25 (1)	12,533	320,970

Electric — 4.7%
CMS Energy Corp.
5.875% 3/1/24 (1)	11,623	308,707
The Southern Co.
4.950% 1/30/25	11,857	314,566
		623,273
Insurance — 6.9%
AEGON Funding Co., LLC
5.100% 12/15/24 (1)	11,986	313,434
The Allstate Corp.
5.100% 10/15/24 (1)	11,648	308,788
MetLife, Inc.
4.750% 3/15/25 (1)	11,934	305,391
		927,613
Telecommunications — 2.3%
AT&T, Inc.	12,091	305,177
4.750% 2/18/25 (1)
Total Preferred Stocks
(Cost $4,191,519)		4,048,944

Short-Term Investments — 0.4%

Money Market Funds — 0.4%
First American Treasury Obligations Fund, Class X, 0.026% (2)	54,431	54,431

Total Short-Term Investments
(Cost $54,431)		54,431

Total Investments in Securities — 99.5%
(Cost $13,453,645)		13,284,445
Other Assets in Excess of Liabilities — 0.5%		62,614
Total Net Assets — 100.0%		$13,347,059

(1)Perpetual call date security. Date shown is next call date.

(2)The rate quoted is the annualized seven-day effective yield as of November 30, 2021.

Sound Equity Income ETF

The accompanying notes are an integral part of these financial statements.	11

Schedule of Investments at November 30, 2021

	Shares	Value
Common Stocks — 99.0%

Advertising — 3.1%
Omnicom Group, Inc.	5,643	$379,830

Apparel — 3.7%
Hanesbrands, Inc.	27,411	442,688

Banks — 2.2%
First Horizon Corp.	16,580	267,435

Chemicals — 6.7%
Dow, Inc.	4,903	269,322
LyondellBasell Industries NV - Class A	6,202	540,380
		809,702
Commercial Services — 4.9%
H&R Block, Inc.	24,880	589,159

Computers — 9.6%
HP, Inc.	12,331	435,038
International Business Machines Corp.	2,203	257,971
Seagate Technology Holdings PLC	4,643	476,697
		1,169,706
Diversified Financial Services — 4.0%
Franklin Resources, Inc.	15,103	489,337

Electric — 3.1%
Entergy Corp.	1,841	184,726
NorthWestern Corp.	3,362	185,919
		370,645
Forest Products & Paper — 2.7%
International Paper Co.	7,304	332,478

Housewares — 2.0%
Newell Brands, Inc.	11,438	245,574

Insurance — 5.5%
Principal Financial Group, Inc.	9,800	672,084

Office & Business Equipment — 2.4%
Xerox Holdings Corp.	16,114	296,820

Oil & Gas — 6.4%
TotalEnergies SE - ADR	7,484	344,189
Valero Energy Corp.	6,400	428,416
		772,605
Packaging & Containers — 4.1%
Greif, Inc. - Class B	8,443	499,572

Pharmaceuticals — 13.4%
AbbVie, Inc.	5,262	606,603
Johnson & Johnson	1,700	265,081
Pfizer, Inc.	14,161	760,871
		1,632,555

	Shares	Value
Pipelines — 6.8%
Enbridge, Inc.	13,620	$511,295
ONEOK, Inc.	5,284	316,194
		827,489
Retail — 4.2%
MSC Industrial Direct Co., Inc. - Class A	2,600	204,620
Walgreens Boots Alliance, Inc.	6,820	305,536
		510,156
Savings & Loans — 7.6%
New York Community Bancorp, Inc.	47,308	566,750
People’s United Financial, Inc.	20,882	355,829
		922,579
Telecommunications — 6.6%
AT&T, Inc.	15,200	347,016
Cisco Systems, Inc.	8,360	458,463
		805,479
Total Common Stocks
(Cost $12,098,716)		12,035,893

Short-Term Investments — 0.7%

Money Market Funds — 0.7%
First American Treasury Obligations Fund, Class X, 0.026% (1)	83,323	83,323

Total Short-Term Investments
(Cost $83,323)		83,323

Total Investments in Securities — 99.7%
(Cost $12,182,039)		12,119,216
Other Assets Less Liabilities — 0.3%		31,189
Net Assets — 100.0%		$12,150,405

ADRAmerican Depositary Receipt

(1)The rate quoted is the annualized seven-day effective yield as of November 30, 2021.

Sound Income ETFs

12	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2021

	Sound Enhanced Fixed Income ETF	Sound Equity Income ETF

Assets:
Investments in securities, at value (Note 2)	$13,284,445	$12,119,216
Receivables:
Fund shares sold	513,347	—
Dividends and interest	89,815	52,734
Total assets	13,887,607	12,171,950

Liabilities:
Payables:
Investment securities purchased	510,400	—
Distributions	25,000	17,000
Management fees (Note 4)	5,148	4,545
Total liabilities	540,548	21,545
Net Assets	$13,347,059	$12,150,405

Components of Net Assets:
Paid-in capital	$13,534,220	$12,178,535
Total distributable (accumulated) earnings (losses)	(187,161)	(28,130)
Net assets	$13,347,059	$12,150,405

Net Asset Value (unlimited shares authorized):
Net assets	$13,347,059	$12,150,405
Shares of beneficial interest issued and outstanding	650,000	500,000
Net asset value	$20.53	$24.30

Cost of investments	$13,453,645	$12,182,039

Sound Income ETFs

The accompanying notes are an integral part of these financial statements.	13

STATEMENTS OF OPERATIONS For the Period Ended November 30, 2021

	Sound Enhanced Fixed Income ETF (1)	Sound Equity Income ETF (1)

Investment Income:
Dividend income (net of foreign withholding tax of $- and $4,658, respectively)	$197,127	$268,772
Interest income	39,816	8
Total investment income	236,943	268,780

Expenses:
Management fees (Note 4)	23,443	28,566
Total expenses	23,443	28,566
Net investment income (loss)	213,500	240,214

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments and foreign currencies	(17,961)	17,040
Change in net unrealized appreciation/depreciation on investments and foreign currencies	(169,200)	(63,006)
Net realized and unrealized gain (loss) on investments	(187,161)	(45,966)
Net increase (decrease) in net assets resulting from operations	$26,339	$194,248

(1)The Fund commenced operations on December 30, 2020. The information presented is from December 30, 2020 to November 30, 2021.

Sound Enhanced Fixed Income ETF

14	The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Period Ended November 30, 2021 (1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$213,500
Net realized gain (loss) on investments	(17,961)
Change in net unrealized appreciation/depreciation on investments	(169,200)
Net increase (decrease) in net assets resulting from operations	26,339

Distributions to Shareholders:
Distributable Earnings	(213,500)
Return of Capital	(12,882)
Net distributions to shareholders	(226,382)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	13,547,102
Total increase (decrease) in net assets	13,347,059

Net Assets:
Beginning of period	—
End of period	$13,347,059

(1)The Fund commenced operations on December 30, 2020. The information presented is from December 30, 2020 to November 30, 2021.

(2)Summary of share transactions is as follows:

	Period Ended November 30, 2021 (1)
	Shares	Value
Shares sold (3)	650,000	$13,547,102
Shares redeemed	—	—
Net increase (decrease)	650,000	$13,547,102

(3)Net variable fees of $2,530.

Sound Equity Income ETF

The accompanying notes are an integral part of these financial statements.	15

STATEMENT OF CHANGES IN NET ASSETS

Period Ended November 30, 2021 (1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$240,214
Net realized gain (loss) on investments and foreign currencies	17,040
Change in net unrealized appreciation/depreciation on investments and foreign currencies	(63,006)
Net increase (decrease) in net assets resulting from operations	194,248

Distributions to Shareholders:
Net distributions to shareholders	(222,378)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	12,178,535
Total increase (decrease) in net assets	12,150,405

Net Assets:
Beginning of period	—
End of period	$12,150,405

(1)The Fund commenced operations on December 30, 2020. The information presented is from December 30, 2020 to November 30, 2021.

(2)Summary of share transactions is as follows:

	Period Ended November 30, 2021 (1)
	Shares	Value
Shares sold	500,000	$12,178,535
Shares redeemed	—	—
Net increase (decrease)	500,000	$12,178,535

Sound Enhanced Fixed Income ETF

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

Period Ended November 30, 2021 (1)

Net asset value, beginning of period	$20.00

Income from Investment Operations:
Net investment income (loss) (2)	0.85
Net realized and unrealized gain (loss) on investments	0.53
Total from investment operations	1.38

Less Distributions:
From net investment income	(0.80)
From return of capital	(0.05)
Total distributions	(0.85)

Net asset value, end of period	$20.53
Total return (3)(4)	6.94%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$13.3
Portfolio turnover rate (3)	6%
Ratio of expenses to average net assets (5)	0.49%
Ratio of net investment income (loss) to average net assets (5)	4.46%

(1)The Fund commenced operations on December 30, 2020. The information presented is from December 30, 2020 to November 30, 2021.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

Sound Equity Income ETF

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

Period Ended November 30, 2021 (1)

Net asset value, beginning of period	$20.00

Income from Investment Operations:
Net investment income (loss) (2)	0.86
Net realized and unrealized gain (loss) on investments	4.15
Total from investment operations	5.01

Less Distributions:
From net investment income	(0.71)
Total distributions	(0.71)

Net asset value, end of period	$24.30
Total return (3)(4)	25.05%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$12.2
Portfolio turnover rate (3)	16%
Ratio of expenses to average net assets (5)	0.45%
Ratio of net investment income (loss) to average net assets (5)	3.78%

(1)The Fund commenced operations on December 30, 2020. The information presented is from December 30, 2020 to November 30, 2021.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

18

Sound Income ETFs

NOTES TO FINANCIAL STATEMENTS November 30, 2021

NOTE 1 – ORGANIZATION

The Sound Enhanced Fixed Income ETF and Sound Equity Income ETF (each, a “Fund” and collectively, the “Funds”) are non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares is registered under the Securities Act of 1933, as amended. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on December 30, 2020.

The investment objective of the Sound Enhanced Fixed Income ETF is to seek current income while providing the opportunity for capital appreciation. The primary investment objective of the Sound Equity Income ETF is to seek to generate current income via a dividend yield that is a least two times that of the S&P 500 Index. The Sound Equity Income ETF also seeks to capture long-term capital appreciation as a secondary objective.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Funds are open for business.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

For securities for which quotations are not readily available, a fair value will be determined by the Valuation Committee using the Fair Value Procedures approved by the Trust’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Fair Value Procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilizes various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –

Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

19

Sound Income ETFs

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2021:

	Sound Enhanced Fixed Income ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Closed-End Funds	$406,418	$—	$—	$406,418
Common Stocks (1)	4,108,251	—	—	4,108,251
Corporate Bonds (1)	—	3,211,959	—	3,211,959
Exchange Traded Funds	1,454,442	—	—	1,454,442
Preferred Stocks (1)	4,048,944	—	—	4,048,944
Short-Term Investments	54,431	—	—	54,431
Total Investments in Securities	$10,072,486	$3,211,959	$—	$13,284,445

	Sound Equity Income ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$12,035,893	$—	$—	$12,035,893
Short-Term Investments	83,323	—	—	83,323
Total Investments in Securities	$12,119,216	$—	$—	$12,119,216

(1)See Schedule of Investment for the industry breakout.

B.Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of November 30, 2021, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

20

Sound Income ETFs

D.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Funds are declared and paid at least monthly. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

G.Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

I.Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended November 30, 2021, no reclassification adjustments were made.

J.Recently Issued Accounting Pronouncements. In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or “fund-of-funds arrangements”. These regulatory changes affect a fund’s ability to invest in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. Management is currently assessing the potential impact of the new rule on the Funds’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Management is currently evaluating the impact, if any, of applying this provision.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently evaluating the impact, if any, of applying this provision.

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

21

Sound Income ETFs

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.BDC Risk (Sound Enhanced Fixed Income ETF Only). BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (“junk bonds”). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that the Fund may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s net asset value.

B.Credit Risk (Sound Enhanced Fixed Income ETF Only). Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

C.Equity Markets Risk (Sound Equity Income ETF Only). The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, or government controls.

D.Exchange-Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Cash Redemption Risk (Sound Enhanced Fixed Income ETF Only). The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate each Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility,

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

22

Sound Income ETFs

periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by each Funds may trade on foreign exchanges that are closed when the Funds’ primary listing exchange is open, the Funds are likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

•Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of each Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

E.Fixed Income Risk (Sound Enhanced Fixed Income ETF Only). The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

F.High Yield Securities Risk (Sound Enhanced Fixed Income ETF Only). Securities rated below investment grade are often referred to as high yield securities or “junk bonds.” Investments in lower rated corporate debt securities typically entail greater price volatility and principal and income risk. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to obtain recovery.

G.Illiquid Securities Risk (Sound Enhanced Fixed Income ETF Only). The Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

H.Interest Rate Risk ((Sound Enhanced Fixed Income ETF Only). The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

I.Market Capitalization Risk.

•Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

•Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

•Small-Capitalization Investing (Sound Enhanced Fixed Income ETF Only). The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

23

Sound Income ETFs

J.Non-Diversification Risk. Although the Funds intend to invest in a variety of securities and instruments, the Funds are considered to be non-diversified, which means that they may invest more of their assets in the securities of a single issuer or a smaller number of issuers than if they were diversified funds. As a result, the Funds may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than funds that invests more widely. This may increase each Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on each Fund’s performance.

K.Other Investment Companies Risk. When the Funds invest in other investment companies, the Funds will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. There is also the risk that the Funds may suffer losses due to the investment practices of the underlying funds. When the Funds invest in investment company securities, shareholders of the Funds bear indirectly their proportionate share of the fees and expenses of such securities, as well as their share of the fund’s fees and expenses. As a result, an investment by the Funds in an investment company could cause each Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company.

L.Preferred Stocks Risk (Sound Enhanced Fixed Income ETF Only). Preferred stocks are subject to the risks of equity securities generally and also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stock, which may pay fixed or variable rates of return, generally pays dividends only after the company makes required payments to creditors, including vendors, depositors, counterparties, holders of its bonds and other fixed-income securities. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

M.REIT Risk (Sound Enhanced Fixed Income ETF Only). A REIT is a company that owns or finances income-producing real estate. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

N.Value Investing Risk (Sound Equity Income ETF Only). The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market if they remain out of favor in the market or are not undervalued in the market.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Toroso Investments, LLC (the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and oversight of the Board. The Adviser provides oversight of Sound Income Strategies, LLC (the “Sub-Adviser”), the investment sub-adviser to the Funds, and review of the Sub-Adviser’s performance. The Adviser is also responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions subject to the supervision of the Board.

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

24

Sound Income ETFs

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund as follows:

Fund	Management Fee
Sound Enhanced Fixed Income ETF	0.49%
Sound Equity Income ETF	0.45%

Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the Management Fee payable to the Adviser (collectively, “Excluded Expenses”). To the extent a Fund incurs Excluded Expenses, the Fund’s Total Annual Fund Operating Expenses will be greater than the Management Fee. The Management Fees incurred are paid monthly to the Adviser. Management Fees for the period ended November 30, 2021 are disclosed in the Statement of Operations.

Sound Income Strategies, LLC serves as the investment sub-adviser to the Funds, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Funds (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of each Fund’s portfolio, including determining the securities purchased and sold by the Funds, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated and paid monthly, at an annual rate of 0.02% of each Fund’s average daily net assets (the “Sub-Advisory Fee”). Under the Sub-Advisory Agreement, the Sub-Adviser has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Funds except for the Sub-Advisory Fee payable to the Sub-Adviser and Excluded Expenses. Such expenses incurred by the Funds and paid by the Sub-Adviser include fees charged by Tidal (defined below), which is the Funds’ administrator and an affiliate of the Adviser.

Tidal ETF Services LLC (“Tidal”), an affiliate of the Adviser, serves as the Funds’ administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative and accounting services for the Funds. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser and Fund Services. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Funds.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2021, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were as follows:

Fund	Purchases	Sales
Sound Enhanced Fixed Income ETF	$3,651,753	$321,578
Sound Equity Income ETF	1,089,211	1,111,971

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Sound Income ETFs

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

For the period ended November 30, 2021, there were no purchases or sales of long-term U.S. Government securities.

For the period ended November 30, 2021, in-kind transactions associated with creations and redemptions for the Funds were as follows:

Fund	Purchases	Sales
Sound Enhanced Fixed Income ETF	$10,121,385	$—
Sound Equity Income ETF	12,112,182	—

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended November 30, 2021, was as follows:

Distributions paid from:	Sound Enhanced Fixed Income ETF	Sound Equity Income ETF
Ordinary income	$213,500	$222,378
Return of Capital	12,882	—
Total Distributions Paid	$226,382	$222,378

As of the period ended November 30, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Sound Enhanced Fixed Income ETF	Sound Equity Income ETF
Cost of investments (1)	$13,453,645	$12,187,664
Gross tax unrealized appreciation	207,705	688,724
Gross tax unrealized depreciation	(376,905)	(757,355)
Net tax unrealized appreciation (depreciation)	(169,200)	(68,631)
Undistributed ordinary income (loss)	—	40,501
Undistributed long-term capital gain (loss)	—	—
Total distributable earnings	—	40,501
Other accumulated gain (loss)	(17,961)	—
Total accumulated gain (loss)	$(187,161)	$(28,130)

(1)The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

Net capital losses incurred after November 30 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year. As of November 30, 2021, the Funds had no late year losses. As of November 30, 2021, there were short-term and long-term capital loss carryovers of the following:

Fund	Short-Term	Long-Term
Sound Enhanced Fixed Income ETF	$17,961	$—
Sound Equity Income ETF	—	—

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Sound Enhanced Fixed Income ETF a credit facility pursuant to a Loan Agreement for temporary or extraordinary purposes. Credit facility details for the year ended November 30, 2021, are as follows:

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of November 30, 2021	—
Average interest rate	—

Interest expense incurred for the year ended November 30, 2021 is disclosed in the Statement of Operations, if applicable.

26

Sound Income ETFs

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

NOTE 8 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Sound Enhanced Fixed Income ETF is $500 and for the Sound Equity Income ETF is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units for the Sound Enhanced Fixed Income ETF of up to a maximum of 5% and for the Sound Equity Income ETF of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

NOTE 9 – COVID-19 PANDEMIC

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors, and reduced consumer spending. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with each Fund’s investment objective but there can be no assurance that it will be successful in doing so.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

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Sound Income ETFs

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

Sound Enhanced Fixed Income ETF and

Sound Equity Income ETF and

The Board of Trustees of

Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sound Enhanced Fixed Income ETF and Sound Equity Income ETF (collectively the “Funds”), each a series of Tidal ETF Trust (the “Trust”), including the schedules of investments, as of November 30, 2021 and the related statements of operations, the statements of changes in net assets and the financial highlights for period December 30, 2020 (commencement of operations) to November 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2021, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 27, 2022

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Sound Income ETFs

EXPENSE EXAMPLES For the Six-Months Ended November 30, 2021 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees of the Funds. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from June 1, 2021 to November 30, 2021.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples. The examples include, but are not limited to, unitary fees. However, the examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Funds’ shares. Therefore, the second line of the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Sound Enhanced Fixed Income ETF

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During the Period June 1, 2021 – November 30, 2021 (1)
Actual	$1,000.00	$1,014.20	$2.47
Hypothetical (5% annual return before expenses)	1,000.00	1,022.61	2.48

(1)The actual expenses are equal to the Fund’s annualized net expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six-month period).

Sound Equity Income ETF

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During the Period June 1, 2021 – November 30, 2021 (2)
Actual	$1,000.00	$963.10	$2.21
Hypothetical (5% annual return before expenses)	1,000.00	1,022.81	2.28

(2)The actual expenses are equal to the Fund’s annualized net expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six-month period).

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Sound Income ETFs

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the Sound Enhanced Fixed Income ETF and Sound Equity Income ETF, has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Funds and to protect the Funds’ shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Toroso Investments, LLC, the Funds’ investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a Program Administrator Committee composed of certain Trust officers. The Program Administrator has also delegated certain responsibilities under the Program to the investment sub-adviser of the Funds; however, the Program Administrator remains responsible for the overall administration and operation of the Program. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On November 23, 2021, the Board reviewed the Program Administrator’s written annual report for the period October 1, 2020 through September 30, 2021 (the “Report”). The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to a fund, among other means. The Trust has engaged the services of ICE Data Services, a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that no material changes had been made to the Program during the review period.

The Program Administrator determined that the Program is reasonably designed and operating effectively.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

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Sound Income ETFs

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016–2018); Head of Global Distribution Services, Foreside Financial Group, LLC (broker-dealer) (2016); Managing Director, Head of Global Distribution Services, Beacon Hill Fund Services (broker-dealer) (2015–2016).	28	None
Dusko Culafic c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012–2018).	28	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1966	Trustee	Indefinite term; since 2018	Executive Vice President - Head of Capital Markets & Corporate Development, Credijusto (financial technology company) (since 2017); Founding Partner / Capital Markets & Head of Corporate Development, SQN Latina (specialty finance company) (2016–2017).	28	None

31

Sound Income ETFs

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Executive Officer
Eric W. Falkeis (2) c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1973	President, Principal Executive Officer, Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013–2018) and Direxion Advisors, LLC (2017–2018).	28

Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

Executive Officers
Daniel H. Carlson c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1955	Treasurer, Principal Financial Officer, Principal Accounting Officer, and AML Compliance Officer	Indefinite term; since 2018	Chief Financial Officer, Chief Compliance Officer, and Managing Member, Toroso Investments, LLC (since 2012).	Not Applicable	Not Applicable
William H. Woolverton, Esq. c/o Cipperman Compliance Services, LLC 480 E. Swedesford Road, Suite 220 Wayne, Pennsylvania 19087 Born: 1951	Chief Compliance Officer	Indefinite term; since 2021

Senior Compliance Advisor, Cipperman Compliance Services, LLC (since 2020); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Managing Director and Head of Legal – US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Cory R. Akers c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1978	Assistant Secretary	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, an affiliate of the Adviser.

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Sound Income ETFs

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended November 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Sound Enhanced Fixed Income ETF	44.94%
Sound Equity Income ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended November 30, 2021, was as follows:

Sound Enhanced Fixed Income ETF	44.80%
Sound Equity Income ETF	83.60%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the period ended November 30, 2021, was as follows:

Sound Enhanced Fixed Income ETF	0.00%
Sound Equity Income ETF	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (833) 916-9056 or by accessing the Funds’ website at www.soundetfs.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (833) 916-9056 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ portfolio holdings are posted on the Funds’ website daily at www.soundetfs.com. The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling (833) 916-9056. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Funds’ website at www.soundetfs.com.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (833) 916-9056. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.soundetfs.com.

Investment Adviser
Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Investment Sub-Adviser
Sound Income Strategies, LLC
6550 N. Federal Highway, Suite 510
Fort Lauderdale, Florida 33308

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place50 South 16th Street
Philadelphia, Pennsylvania 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
Sound Enhanced Fixed Income ETF	SDEF	886364819
Sound Equity Income ETF	SDEI	886364793

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Sound Enhanced Fixed Income ETF

	FYE 11/30/2021	FYE 11/30/2020
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

Sound Equity Income ETF

	FYE 11/30/2021	FYE 11/30/2020
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 11/30/2021	FYE 11/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2021	FYE 11/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 2, 2022

By (Signature and Title)*	/s/ Daniel H. Carlson
Daniel Carlson, Treasurer/Principal Financial Officer

Date	February 3, 2022

* Print the name and title of each signing officer under his or her signature.